                                                                    EXHIBIT (k)


                        HIGH INCOME CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1998




                        Current Annual Income Per Share
                       ---------------------------------
                             Current Offering Price



Class A Shares


                                    $ .600
                                    ------
                                    $ 6.36                              = 9.43%



Class B Shares


                                    $ .552
                                    ------
                                    $ 6.06                              = 9.11%



Class C Shares


                                    $ .552
                                    ------
                                    $ 6.04                              = 9.14%

                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES
         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998



Formula                                            P (1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $   967.84    =    ERV
One-year period ended 08/31/98                            1    =    (n)

TOTAL RETURN FOR THE PERIOD                           -3.22%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 1,016.62    =    ERV
One-year period ended 08/31/98                            1    =    (n)

TOTAL RETURN FOR THE PERIOD                            1.66%   =    T



                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES
           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1998


Formula                                            P (1+T)(n)  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 1,411.42    =    ERV
Five years ended 08/31/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            7.13%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 1,481.92    =    ERV
Five years ended 08/31/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.18%   =    T

                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES
            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1998



Formula                                            P (1+T)(n)  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 2,003.99    =    ERV
Ten years ended 08/31/98                                 10    =    (n)

TOTAL RETURN FOR THE PERIOD                            7.20%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 2,103.18    =    ERV
Ten years ended 08/31/98                                 10    =    (n)

TOTAL RETURN FOR THE PERIOD                            7.72%   =    T


                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES
           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998



Formula                                            P (1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 5,561.92    =    ERV
Inception through 08/31/98                            19.92    =    (n)

TOTAL RETURN FOR THE PERIOD                            9.00%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                  $     6.06
Initial Investment                               $ 1,000.00    =    P
Ending Redeemable Value                          $ 5,841.32    =    ERV
Inception through 08/31/98                            19.92    =    (n)

TOTAL RETURN FOR THE PERIOD                            9.26%   =    T

                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1998



Formula                           ERV - P
                                 ---------
                                      P                       =   T

Including Payment of the Sales Charge
Net Asset Value                                       $     6.06
Initial Investment                                    $ 1,000.00     =     P
Ending Redeemable Value                               $ 5,561.92     =     ERV

TOTAL RETURN FOR THE PERIOD                               456.19%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                       $     6.06
Initial Investment                                    $ 1,000.00     =     P
Ending Redeemable Value                               $ 5,841.32     =     ERV

TOTAL RETURN FOR THE PERIOD                               484.13%    =     T

                HIGH INCOME CORPORATE BOND FUND - CLASS B SHARES
         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998


Formula                                              P (1+T)(n)    =    ERV

Including Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00      =    P
Ending Redeemable Value                            $   970.71      =    ERV
One-year period ended 08/31/98                              1      =    (n)

TOTAL RETURN FOR THE PERIOD                             -2.93%     =    T


Excluding Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00      =    P
Ending Redeemable Value                            $ 1,007.66      =    ERV
One-year period ended 08/31/98                              1      =    (n)

TOTAL RETURN FOR THE PERIOD                              0.77%     =    T


         HIGH INCOME CORPORATE BOND FUND - CLASS B SHARES TOTAL RETURN
                  CALCULATION FIVE YEARS ENDED AUGUST 31, 1998


Formula                                              P (1+T)(n)    =    ERV
Including Payment of the Sales Charge
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00      =    P
Ending Redeemable Value                            $ 1,408.18      =    ERV
Five years ended 08/31/98                                   5      =    (n)

TOTAL RETURN FOR THE PERIOD                              7.09%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00      =    P
Ending Redeemable Value                            $ 1,421.89      =    ERV
Five years ended 08/31/98                                   5      =    (n)

TOTAL RETURN FOR THE PERIOD                              7.29%     =    T

                HIGH INCOME CORPORATE BOND FUND - CLASS B SHARES
           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998


Formula                                              P (1+T)(n)  =     ERV

Including Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00    =     P
Ending Redeemable Value                            $ 1,676.14    =     ERV
Inception through 08/31/98                               6.17    =     (n)

TOTAL RETURN FOR THE PERIOD                              8.73%   =     T


Excluding Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00    =     P
Ending Redeemable Value                            $ 1,676.14    =     ERV
Inception through 08/31/98                               6.17    =     (n)

TOTAL RETURN FOR THE PERIOD                              8.73%   =     T




                HIGH INCOME CORPORATE BOND FUND - CLASS B SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1998


Formula                           ERV - P
                                 ---------
                                      P                    =   T

Including Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00    =     P
Ending Redeemable Value                            $ 1,676.14    =     ERV

TOTAL RETURN FOR THE PERIOD                             67.61%   =     T


Excluding Payment of the CDSC
Net Asset Value                                    $     6.06
Initial Investment                                 $ 1,000.00    =     P
Ending Redeemable Value                            $ 1,676.14    =     ERV

TOTAL RETURN FOR THE PERIOD                             67.61%

                HIGH INCOME CORPORATE BOND FUND - CLASS C SHARES
         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1998


Formula                                                P (1+T)(n)   =    ERV

Including Payment of the CDSC
Net Asset Value                                      $     6.04
Initial Investment                                   $ 1,000.00     =    P
Ending Redeemable Value                              $ 1,000.09     =    ERV
One-year period ended 08/31/98                                1     =    (n)

TOTAL RETURN FOR THE PERIOD                                0.01%    =    T


Excluding Payment of the CDSC
Net Asset Value                                      $     6.04
Initial Investment                                   $ 1,000.00     =    P
Ending Redeemable Value                              $ 1,009.34     =    ERV
One-year period ended 08/31/98                                1     =    (n)

TOTAL RETURN FOR THE PERIOD                                0.93%    =    T



                HIGH INCOME CORPORATE BOND FUND - CLASS C SHARES
           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1998


Formula                                                P (1+T)(n)   =    ERV
Including Payment of the Sales Charge
Net Asset Value                                      $     6.04
Initial Investment                                   $ 1,000.00     =    P
Ending Redeemable Value                              $ 1,424.01     =    ERV
Five years ended 08/31/98                                     5     =    (n)

TOTAL RETURN FOR THE PERIOD                                7.33%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $     6.04
Initial Investment                                   $ 1,000.00     =    P
Ending Redeemable Value                              $ 1,424.01     =    ERV
Five years ended 08/31/98                                     5     =    (n)

TOTAL RETURN FOR THE PERIOD                                7.33%    =    T

                HIGH INCOME CORPORATE BOND FUND - CLASS C SHARES
           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1998


Formula                                                 P (1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                       $     6.04
Initial Investment                                    $ 1,000.00    =    P
Ending Redeemable Value                               $ 1,441.22    =    ERV
Inception through 08/31/98                                  5.16    =    (n)

TOTAL RETURN FOR THE PERIOD                                 7.34%   =    T

Excluding Payment of the CDSC
Net Asset Value                                       $     6.04
Initial Investment                                    $ 1,441.22    =    P
Ending Redeemable Value                               $ 1,009.34    =    ERV
Inception through 08/31/98                                  5.16    =    (n)

TOTAL RETURN FOR THE PERIOD                                 7.34%   =    T




                HIGH INCOME CORPORATE BOND FUND - CLASS C SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1998


Formula                                                 P (1+T)(n)   =    ERV
Including Payment of the CDSC
Net Asset Value                                       $     6.04
Initial Investment                                    $ 1,000.00     =    P
Ending Redeemable Value                               $ 1,441.22     =    ERV


TOTAL RETURN FOR THE PERIOD                                44.12%    =    T

Excluding Payment of the CDSC
Net Asset Value                                       $     6.04
Initial Investment                                    $ 1,000.00     =    P
Ending Redeemable Value                               $ 1,441.22     =    ERV


TOTAL RETURN FOR THE PERIOD                                44.12%    =    T